UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Mountain Valley Pipeline In-Service

On June 14, 2024, Mountain Valley Pipeline, LLC (the “MVP Joint Venture”) announced that following satisfaction of all applicable legal and regulatory requirements, including receipt of authorization from the Federal Energy Regulatory Commission (the “FERC”), the Mountain Valley Pipeline (the “MVP”) entered into service on June 14, 2024 and is available for interruptible or short-term firm transportation service until long-term firm capacity obligations commence on July 1, 2024.

As previously announced, on March 10, 2024, Equitrans Midstream Corporation (“Equitrans”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EQT Corporation (“EQT”), Humpty Merger Sub Inc., an indirect wholly owned subsidiary of EQT (“Merger Sub”), and Humpty Merger Sub LLC, an indirect wholly owned subsidiary of EQT (“LLC Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Equitrans (the “First Merger”), with Equitrans surviving as an indirect wholly owned subsidiary of EQT (the “First Step Surviving Corporation”), and as the second step in a single integrated transaction with the First Merger, the First Step Surviving Corporation will be merged with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with LLC Sub surviving the Second Merger as an indirect wholly owned subsidiary of EQT.

The MVP Joint Venture’s receipt of authorization from the FERC to place the MVP into service, and that authorization being in full force and effect as of the closing date of the First Merger without any material limitations, modifications or conditions that would prevent the MVP from commencing full service, is a condition to the closing of the First Merger. Equitrans and EQT currently expect that the Merger will be completed in the third quarter of 2024, subject to the satisfaction or waiver of certain other closing conditions, including approval by Equitrans’ shareholders and approval by EQT’s shareholders.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect Equitrans’ and EQT’s current views about future events. These forward-looking statements include, but are not limited to, statements regarding the availability of MVP for interruptible or short-term firm service and period of such availability, the continuance of the FERC authorization as of the closing date of the First Merger without material limitations, modifications, or conditions, the Merger, the expected closing of the Merger and the timing thereof and the pro forma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the Merger should not be considered a forecast of future results. Although Equitrans believes Equitrans’ forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Actual outcomes and results may be materially different from the results stated or implied in such forward-looking statements included in this Report.

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Actual outcomes and results may differ materially from those included in the forward-looking statements in this Report due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the shareholders of Equitrans may not adopt the Merger Agreement; the possibility that shareholders of EQT may not approve the issuance of EQT common stock or the amendment to EQT’s charter in connection with the Merger; the risk that Equitrans or EQT may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of Equitrans’ common stock or EQT’s common stock; the risk of any unexpected costs or expenses resulting from the Merger; the risk of any litigation relating to the Merger; the risk that the Merger and its announcement could have an adverse effect on the ability of Equitrans and EQT to retain and hire key personnel, on the ability of Equitrans or EQT to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on Equitrans’ and EQT’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of Equitrans and EQT, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Merger or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; Equitrans’ ability to satisfy the condition in the Merger Agreement relating to the FERC authorization regarding in service the Mountain Valley Pipeline project as of the closing date; the effect of future regulatory or legislative actions on Equitrans and EQT or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what Equitrans and EQT expect; the ability of management to execute its plans to meet its goals and other risks inherent in Equitrans’ and EQT’s businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of Equitrans’ or EQT’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Equitrans’ or EQT’s control; the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and other factors detailed in Equitrans’ and EQT’s Annual Reports on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All such factors are difficult to predict and are beyond Equitrans’ and EQT’s control. Additional risks or uncertainties that are not currently known to Equitrans or EQT, that Equitrans or EQT currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this Report. Equitrans and EQT undertake no obligation to publicly correct or update the forward-looking statements in this Report, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the Merger, EQT filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) that includes a joint proxy statement of Equitrans and EQT and that also constitutes a prospectus of EQT. The registration statement was declared effective by the SEC on June 4, 2024, and Equitrans and EQT commenced mailing the definitive joint proxy statement/prospectus (the “joint proxy statement/prospectus”) to their respective shareholders on or around June 5, 2024. Equitrans and EQT also intend to file other documents regarding the Merger with the SEC. This document is not a substitute for the joint proxy statement/prospectus or the registration statement or any other document that Equitrans or EQT may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQUITRANS, EQT, THE MERGER, THE RISKS THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by Equitrans or EQT through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Equitrans may be obtained free of charge on Equitrans’ website at www.ir.equitransmidstream.com. Copies of the documents filed with the SEC by EQT may be obtained free of charge on EQT’s website at www.ir.eqt.com/investor-relations.

No Offer or Solicitation

This Report relates to the Merger. This Report is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: June 14, 2024	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Executive Vice President and
Chief Financial Officer

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